EXECUTION


                             SUBORDINATION AGREEMENT



         This Subordination Agreement (as amended, modified restated and/or supplemented from time to time in the manner provided herein, this "Agreement") is entered into as of the day of December, 2006, by and among Klinger Investments LLC, Pequot Healthcare Fund, L.P., Pequot Healthcare Offshore Fund, Inc., Premium Series PCC Limited - Cell 32, Pequot Diversified Master Fund, Ltd., Pequot Healthcare Institutional Fund, L.P., North Sound Legacy Institutional Fund LLC, North Sound Legacy International Ltd., Technology
Investment Capital Corp., Andrew D. Lipman and Jon Lauck who have advanced monies to TrueYou.Com Inc. ("Company") in accordance with the documents described in Schedule A hereto (the "Subordinated Lenders" and each, a "Subordinated Lender" and the monies advanced pursuant to such documents being the "Subordinated Liabilities"), and Laurus Master Fund Ltd., Vicis Capital Master Fund LLC, Klinger Investments LLC, Andrew D. Lipman, Richard Rakowski, Gerard DeBiasi, James Benedict, Dan Richardson, Amal Devani, CSFN I LLC and John Brugmann who are advancing monies to the Company in accordance with the documents described in Schedule B hereto (the "Senior Subordinated Lenders" and each a "Senior Subordinated Lender" and the monies advanced pursuant to such documents (not to exceed $4 Million in aggregate principal amount) being the "Senior Subordinated Liabilities") and Laurus Master Fund, Ltd. (the "Senior Lender"). Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Purchase Agreement referred to below.

                                   BACKGROUND

         WHEREAS, it is a condition to the Senior Lender's continuing its senior secured loan to the Company, pursuant to, and in accordance with, (i) that certain Securities Purchase Agreement dated July 11, 2006 by and between the Company and Laurus (as amended, restated, modified or supplemented from time to time, the "Purchase Agreement") and (ii) the Related Agreements referred to (and as defined) in the Purchase Agreement (collectively, the "Senior Documents").

         WHEREAS, the Subordinated Lenders have made loans to the Company pursuant to the Subordinated Documents (as hereinafter defined).

         WHEREAS, the Senior Subordinated Lenders have agreed to make loans to the Company pursuant to the Senior Subordinated Documents (as hereinafter defined).

         NOW, THEREFORE, each Subordinated Lender, each Senior Subordinated Lender and the Senior Lender agree as follows:

                                      TERMS

         1. All obligations of each of the Company and/or any of its Subsidiaries to the Senior Lender pursuant to the Senior Documents or other written agreements relating to indebtedness, howsoever created, arising or evidenced by such Senior Documents or other written agreements relating to indebtedness, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as "Senior Liabilities". It is expressly understood and agreed that the term "Senior Liabilities", as used in this Agreement, shall include, without limitation, any and all prepayment charges in the Senior Documents, any interest and fees payable under the Senior Documents, including, without limitation, interest, fees and penalties accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Company, its Subsidiaries or anyone else, to collect such interest, fees or penalties, as the case may be and all costs, expenses (including, without limitation, attorneys' fees and disbursements), charges, indemnities and other amounts now or hereafter payable under any of the Senior Documents as in effect on the date hereof. "Senior Liens" shall mean the security interests and liens granted to the Senior Lender to secure the Senior Liabilities under the Senior Documents and any other security given to the Senior Lender by the Company.

         Any and all loans made by the Subordinated Lenders to the Company and/or any of its Subsidiaries pursuant to the Subordinated Documents, and all loans by the Senior Subordinated Lenders to the Company and/or any of its Subsidiaries pursuant to the Senior Subordinated Documents together with all other obligations of the Company and/or any of its Subsidiaries to any Subordinated Lender under the Subordinated Documents or any Senior Subordinated Lender under the Senior Subordinated Documents (in each case, including any interest, fees or penalties related thereto), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as "Junior Liabilities". For purposes of this Agreement, "Subordinated Documents" shall mean the instruments, agreements and documents listed in Schedule A hereto, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to or in connection with any of those listed items, IN EACH CASE if, as and to the extent each may have been and hereafter may be executed, supplemented, renewed, extended, modified, amended, restated or replaced from time to time in the manner provided therein, whether before, on, as of or after the date of this Agreement and "Senior Subordinated Documents" shall mean the instruments, agreements and documents listed in Schedule B hereto, and all waivers, consents, agreements, reports, statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to or in connection with any of those listed items, IN EACH CASE if, as and to the extent each may have been and hereafter may be executed, supplemented, renewed, extended, modified, amended, restated or replaced from time to time in the manner provided for therein, whether before, on, as of or after the date of this Agreement.

         Notwithstanding the foregoing, in no event will Senior Liabilities include any:

         (i) increases in the aggregate principal amount of all such Senior Liabilities in excess of 115% of the maximum amount provided for in the Senior Documents as of the date hereof;

         (ii) increases aggregating more than 2% per annum in the applicable interest rate that accrues with respect to any Senior Liabilities in excess of the rate provided for in the Senior Documents (but nothing herein shall be construed to prevent the accrual of interest at a greater rate per annum upon the occurrence and during the continuance of a default under the Senior Documents as now provided therein).

         Nothing herein shall be construed to prevent the Senior Lender from charging additional fees in connection with any amendment, modification or supplement to or restatement of any of the Senior Documents, any waiver or consent given in respect of any provisions thereof, or any workout or restructuring of the Senior Liabilities.

         2. Except as expressly otherwise provided in this Agreement, or as the Senior Lender may otherwise expressly consent in writing, the payment of the Subordinated Liabilities and Senior Subordinated Liabilities shall be postponed and subordinated in right of payment and priority to the payment in full of all Senior Liabilities. Furthermore, except as expressly otherwise provided in this Agreement, from the date hereof until the payment in full of all Senior Liabilities or defeasance under the Purchase Agreement, whichever occurs first (the "Subordination Period"), whether directly or indirectly, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made (whether at stated maturity, by acceleration or otherwise), nor shall any property or assets of the Company or any of its Subsidiaries be applied to the purchase or other acquisition or retirement of any Junior Liability. Except as expressly otherwise provided in this Agreement, or as the Senior Subordinated Lenders may otherwise expressly consent in writing, the payment of the Subordinated Liabilities shall be postponed and subordinated in right of payment and priority to the payment in full of all Senior Subordinated Liabilities. Furthermore, except as expressly otherwise provided in this Agreement, from the date hereof until the payment in full of all Senior Subordinated Liabilities or defeasance in a manner acceptable to the Senior Subordinated Lenders, whichever occurs first (the "Senior Subordinated Subordination Period"), whether directly or indirectly, no payments or other distributions whatsoever in respect of any Subordinated Liabilities shall be made (whether at stated maturity, by acceleration or otherwise), nor shall any property or assets of the Company or any of its Subsidiaries be applied to the purchase or other acquisition or retirement of any Subordinated Liabilities.

         3. Each Subordinated Lender and Senior Subordinated Lender hereby subordinates, during the Subordination Period, all claims and security interests it may have against, or with respect to, any of the assets of the Company and/or any of its Subsidiaries, to the Senior Liens and each Subordinated Lender hereby subordinates, during the Senior Subordinated Subordination Period, all claims and security interests it may have against, or with respect to, any of the assets of the Company and/or any of its Subsidiaries, to the Senior Subordinated Liens.

         4. In the event during the Subordination Period of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company and/or any of its Subsidiaries or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company and/or any of its Subsidiaries, or any sale of all or substantially all of the assets of the Company and/or any of its Subsidiaries, or otherwise):

         (i) the Senior Liabilities shall first be paid in full before any Subordinated Lender or Senior Subordinated Lender shall be entitled to receive and to retain any payment or distribution in respect of any Junior Liability;

         (ii) Thereafter and before the Subordinated Lenders shall be entitled to receive and retain any payment or distribution in respect of any Subordinated Liability, each Senior Subordinated Lender shall be paid, pro rata in accordance with amounts originally incurred under the Senior Subordinated Liabilities due and owing to each of the Senior Subordinated Lenders;

         (iii) Thereafter, the Subordinated Lenders shall be entitled to receive and to retain, pro rata in accordance with the amounts originally incurred under the Subordinated Liabilities, any payment or distribution in respect of any Subordinated Liability.

         5. Each Subordinated Lender and Senior Subordinated Lender will mark his and its books and records so as to clearly indicate that their respective Junior Liabilities are subordinated in accordance with the terms of this Agreement. Each Subordinated Lender and Senior Subordinated Lender will execute such further documents or instruments and take such further action as the Senior Lender and Senior Subordinated Lenders may reasonably request from time to time request to carry out the express intent of this Agreement.

         6. Each Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Subordinated Liabilities and the Senior Liabilities or any security for the Senior Subordinated Liabilities and the Senior Liabilities and each Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Subordinated Liabilities and the Senior Liabilities or any security for the Senior Subordinated Liabilities and the Senior Liabilities. Each Senior Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities and each Senior Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

         7. Except as otherwise permitted pursuant to this Agreement and prior to July 1, 2010, the due date of the obligations to the Subordinated Lenders, no Subordinated Lender or Senior Subordinated Lender will without the prior written consent of the Senior Lender: (a) attempt to enforce or collect any Junior Liability or any rights in respect of any Junior Liability; or (b) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company and/or any of its Subsidiaries. However, notwithstanding anything to the contrary in this Agreement or in any subordinate document, the Subordinated Lenders and/or Senior Subordinated Lenders may (i) renew or extend their respective Subordinated Documents or Senior Subordinated Documents or waive any Event of Default defined in such Subordinated Documents or Senior Subordinated Documents (which may take the form of an amendment, consent or waiver to or restatement or replacement of such Subordinated Documents or Senior Subordinated Documents by the Company or its Subsidiaries), (ii) declare an Event of Default under the Subordinated Documents or Senior Subordinated Documents and give notice thereof, (iii) accrue interest at the default rate, and (iv) accelerate the obligations of the Company or its Subsidiaries under the Subordinated Documents and/or Senior Subordinated Documents and give notice thereof, except that in no event may the

Subordinated Lenders or Senior Subordinated Lender challenge the Senior Liabilities, the Senior Liens or the priority of any thereof or accept any payment of any kind inconsistent with this subordination and until all of the Senior Liabilities have been paid. For the avoidance of doubt prior to July 1, 2010, the due date of the obligations to the Subordinated Lenders, nothing herein shall enable any Subordinated Lender or Senior Subordinated Lender to take any action set forth in clause (a) and (b) of this Section 7 unless and until all Senior Liabilities have been paid in full or with the prior written consent of the Senior Lender and nothing herein shall enable any Subordinated Lender to take any action set forth in clause (a) and (b) of this Section 7 unless and until all Senior Subordinated Liabilities have been paid in full or with the prior written consent of the Senior Subordinated Lenders.

         8. The Senior Lender may, from time to time, at its sole discretion and without notice to any Subordinated Lender or Senior Subordinated Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release their security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property. The Senior Subordinated Lenders may, from time to time, with notice to and consent of the Senior Lender, at their sole discretion and without notice to any Subordinated Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Subordinated Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Subordinated Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Subordinated Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Subordinated Liabilities; and (d) release their security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Subordinated Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

         9. The Senior Lender may, from time to time, whether before or after any discontinuance of this Agreement, without notice to any Subordinated Lender or Senior Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender, as applicable; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred. The Senior Subordinated Lenders may, from time to time, whether before or after any discontinuance of this Agreement, with notice to and consent of the Senior Lender, without notice to any Subordinated Lender, assign or transfer any or all of the Senior Subordinated Liabilities or any interest in the Senior Subordinated Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Subordinated Liabilities, such Senior Subordinated Liabilities shall be and remain Senior Subordinated Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Subordinated Liabilities or of any interest in the Senior Subordinated Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Subordinated Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Subordinated Lenders, as applicable; provided, however, that, unless the Senior Subordinated Lenders shall otherwise consent in writing, the Senior Subordinated Lenders shall have an unimpaired right, prior and superior to that of any such assignee or transferee, other than the Senior Lender, to enforce this Agreement, for the benefit of the Senior Subordinated Lenders, as to those of the Senior Subordinated Liabilities which the Senior Subordinated Lenders have not assigned or transferred.

         10. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Subordinated Lender or Senior Subordinated Lender, or any noncompliance of any Subordinated Lender or Senior Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted under this Agreement shall in any way affect or impair the rights of the Senior Lender and the obligations of any Subordinated Lender or Senior Subordinated Lender under this Agreement. The Senior Subordinated Lenders shall not be prejudiced in their rights under this Agreement by any act or failure to act of any Subordinated Lender, or any noncompliance of any Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Subordinated Lenders may have or with which the Senior Subordinated Lenders may be charged; and no action of the Senior Subordinated Lenders permitted under this Agreement shall in any way affect or impair the rights of the Senior Subordinated Lenders and the obligations of any Subordinated Lender under this Agreement.

         11. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of any Subordinated Lender or Senior Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of any Subordinated Lender or Senior Subordinated Lender under this Agreement. No delay on the part of the Senior Subordinated Lenders in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Subordinated

Lenders of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Subordinated Lenders except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Subordinated Lenders. For the purposes of this Agreement, Senior Subordinated Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of any Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of any Subordinated Lender under this Agreement.

         12. This Agreement shall be binding upon each Senior Lender, Subordinated Lender and Senior Subordinated Lender and upon their respective heirs, legal representatives, successors and assigns.

         13. This Agreement may not be supplemented, modified, amended, restated, waived, extended, discharged or terminated orally. This Agreement may only be (i) supplemented, modified, amended or restated in a writing signed by the parties hereto, and (ii) waived, extended, discharged or terminated in a writing signed by the , as the case may be, as the party against whom enforcement of any such waiver, extension, discharge or termination is sought.

         14. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) four (4) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if sent by facsimile during normal business hours of the recipient, and if not, then on the next business day, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

         15. This Agreement shall be construed in accordance with and governed by the laws of New York without regard to conflict of laws provisions. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         16. This Agreement may be executed in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

         17. This Agreement and the exhibits and schedules hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersede and completely replace any and all (and no party shall be liable or bound to any other in any manner by any) prior or other representations, warranties, covenants, promises, assurances or other agreements or understandings (whether written, oral, express, implied or otherwise) including, without limitation, the Subordination Agreement entered into by the Senior Lender and Subordinated Lenders dated July 11, 2006, Section 7(b) of the $5,200,000 Subordinated Promissory Note of the Debtor dated July 11, 2006 and Section 7(b) of the $4,838,710 Amended and Restated Subordinated Promissory Note of the Debtor dated July 11, 2006.

                            [signature pages follow]

         IN WITNESS WHEREOF, this Agreement has been made and delivered this day of December, 2006.

                                    SUBORDINATED LENDERS:
                                    ---------------------

                                    KLINGER INVESTMENTS LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    PEQUOT HEALTHCARE FUND, L.P.
                                    By:  Pequot Capital Management, Inc.
                                         Investment Advisor

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    PEQUOT HEALTHCARE OFFSHORE FUND, INC.
                                    By:  Pequot Capital Management, Inc.
                                         Investment Advisor

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    PEQUOT DIVERSIFIED MASTER FUND, L.P.
                                    By:  Pequot Capital Management, Inc.
                                         Investment Advisor

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    PEQUOT HEALTHCARE INSTITUTIONAL FUND, L.P.
                                    By:  Pequot Capital Management, Inc.
                                         Investment Advisor

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    PREMIUM SERIES PCC LIMITED - CELL 32
                                    By:  Pequot Capital Management, Inc.
                                         Investment Advisor

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    NORTH SOUND LEGACY INSTITUTIONAL FUND LLC

                                    By:  North Sound Capital LLC; Manager

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    NORTH SOUND LEGACY INTERNATIONAL LTD.
                                    By:  North Sound Capital LLC;
                                         Investment Advisor

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    TECHNOLOGY INVESTMENT CAPITAL CORP.

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    -----------------------------------------
                                    ANDREW D. LIPMAN


                                    -----------------------------------------
                                    JON LAUCK


                                    LAURUS MASTER FUND, LTD.

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    SENIOR SUBORDINATED LENDERS
                                    ---------------------------

                                    LAURUS MASTER FUND, LTD.

                                    By:
                                         ---------------------------------------

                                    KLINGER INVESTMENTS LLC

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    VICIS CAPITAL MASTER FUND LLC

                                    By:
                                         ---------------------------------------

                                    --------------------------------------------
                                             Andrew D. Lipman

                                    --------------------------------------------
                                             Richard Rakowski

                                    --------------------------------------------
                                             Gerard DeBiasi

                                    --------------------------------------------
                                             James Benedict

                                    --------------------------------------------
                                             Dan Richardson

                                    --------------------------------------------
                                             Amal Devani

                                    --------------------------------------------
                                             John Brugmann

                                    CSFN I LLC


                                    By
                                      ------------------------------------------

         Acknowledged and Agreed to by:

         TRUEYOU.COM INC.

         By:
            -----------------------------
         Name:
         Title:

         Address: 501 Merritt 7, 5th Floor
                   Norwalk, CT 06851

                                   SCHEDULE A




         1. $4,838,710 Amended and Restated Subordinated Note dated July 11, 2006 of TrueYou.Com Inc. to the Subordinated Lenders a party thereto.

         2. $4,838,710 Amended and Restated Subordinated Loan Agreement of TrueYou.Com Inc. dated July 11, 2006 to the Subordinated Lenders a party thereto.

         3. $5,200,000 Subordinated Note dated July 11, 2006 of TrueYou.Com Inc. to the Subordinated Lenders a party thereto.

         4. $5,200,000 Subordinated Loan Agreement dated July 11, 2006 of TrueYou.Com Inc. to the Subordinated Lenders a party thereto.

         5. Unconditional Guaranty dated July 11, 2006 for each of Anushka Boca Acquisition Sub, LLC, Anushka PBG Acquisition Sub, LLC, Dischino Corporation, Wild Hare, LLC, Anushka Boca, LLC, Wild Hare Acquisition Sub, LLC, Anushka PBG, LLC, Klinger Advanced Aesthetics, Inc., Advanced Aesthetics Sub, Inc., Advanced Aesthetics, LLC and Klinger Advanced Aesthetics, LLC under $5.2 Million Subordinated Note.

         6. Amended and Restated Unconditional Guaranty dated July 11, 2006 for each of Anushka Boca Acquisition Sub, LLC, Anushka PBG Acquisition Sub, LLC, Dischino Corporation, Wild Hare, LLC, Anushka Boca, LLC, Wild Hare Acquisition Sub, LLC, Anushka PBG, LLC, Klinger Advanced Aesthetics, Inc., Advanced Aesthetics Sub, Inc., Advanced Aesthetics, LLC and Klinger Advanced Aesthetics, LLC under $4,838,710 Subordinated Note.

                                   SCHEDULE B




         1.       One or more Senior Subordinated Notes each dated December   ,
2006 of TrueYou.Com Inc. to the Senior Subordinated Lenders a party thereto.

         2. $4 Million Senior Subordinated Loan Agreements of TrueYou.Com Inc. dated December , 2006 to the Senior Subordinated Lenders a party thereto.

         3. Unconditional Guaranty dated December , 2006 for each of Anushka Boca Acquisition Sub, LLC, Anushka PBG Acquisition Sub, LLC, Dischino Corporation, Wild Hare, LLC, Anushka Boca, LLC, Wild Hare Acquisition Sub, LLC, Anushka PBG, LLC, Klinger Advanced Aesthetics, Inc., Advanced Aesthetics Sub, Inc., Advanced Aesthetics, LLC and Klinger Advanced Aesthetics, LLC under $4 Million Senior Subordinated Notes.